                        SECOND AMENDMENT

                               TO

       REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT


     THIS SECOND AMENDMENT ("Amendment") is entered into as of July 31, 1998, by and among HEALTH-CHEM CORPORATION, a corporation organized under the laws of the State of Delaware ("Holdings"), HERCULITE PRODUCTS, INC., a corporation organized under the laws of the State of New York ("HPI"), TRANSDERM LABORATORIES CORPORATION, a corporation organized under the laws of the State of Delaware ("TLC"), HERCON ENVIRONMENTAL CORPORATION, a corporation organized under the laws of the State of Delaware ("HEC"), PACIFIC COMBINING CORPORATION, a corporation organized under the laws of the State of California ("PCC") and HERCON LABORATORIES CORPORATION, a corporation organized under the laws of the State of Delaware ("HLC") (Holdings, HPI, TLC, HEC, PCC and HLC, each a "Borrower" and collectively "Borrowers"), and IBJ SCHRODER BUSINESS CREDIT CORPORATION (as successor in interest to IBJ Schroder Bank & Trust Company), as agent (in such capacity, the "Agent") for itself and the financial institutions which are now or which hereafter become a party (collectively, the "Lenders" and individually a "Lender") to the Loan Agreement (as hereafter defined).

                           BACKGROUND

     Borrowers, Agent and Lender are parties to a Revolving Credit, Term Loan and Security Agreement dated as of January 9, 1997 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provided Borrowers with certain financial accommodations.

     Borrower has requested that Agent and Lenders amend the Loan Agreement to, among other things, continue to provide Borrower with an overadvance facility which shall terminate no later than December 31, 1998 and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan
Agreement.

     2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended by amending the defined term "Special Advance Amount" in its entirety to provide as follows:

          "Special Advance Amount" shall mean an amount equal to
(i) $400,000 during the period January 21, 1998 through July 31,
1998, (ii) $600,000 during the period August 1, 1998 through
December 31, 1998 and (iii) $0 at all other times.

     3. Conditions of Effectiveness. This Amendment shall become effective when Agent shall have received (i) three (3) copies of this Amendment executed by Borrowers and consented and agreed to by each Guarantor and (ii) payment of an amendment fee of $10,000 (which amount shall be charged to Borrower's Account).

     4. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

          (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their respective terms.

          (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

          (d) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

     5.   Effect on the Loan Agreement.

          (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder,"
"hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

          (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8. Counterparts; Telecopies Signature. This Amendment may be executed in any number of and by different parties hereto, on separate counterparts, all of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                              HEALTH-CHEM CORPORATION
                              HERCULITE PRODUCTS, INC.
                              PACIFIC COMBINING CORPORATION
                              HERCON LABORATORIES CORPORATION

                              By:  /s/  Marvin M. Speiser
                              Name:     Marvin M. Speiser
                              Title: Chairman of the Board of
                                     each of the foregoing
                                     corporations

                              TRANSDERM LABORATORIES CORPORATION

                              By:  /s/  Ronald J. Burghauser
                              Name:     Ronald J. Burghauser
                              Title: Vice President Finance

                              HERCON ENVIRONMENTAL CORPORATION

                              By:  /s/  Paul R. Moeller
                              Name:     Paul R. Moeller
                              Title: President

                              IBJ SCHRODER BUSINESS CREDIT
                              CORPORATION, as Agent and Lender

                              By:  /s/  John J. Butera
                              Name:     John J. Butera
                              Title: Vice President

             CONSENT AND REAFFIRMATION BY GUARANTORS



     Each of the undersigned consents to the execution of the Second Amendment and acknowledges and agrees that each Guaranty by each of the undersigned with respect to the Obligations is, and will remain, in full force and effect in accordance with its terms and that the undersigned has no defense, counterclaim or offset with respect to the Guaranty.

August 20, 1998


                              MEDALLION GROUP, INC.
                              HEALTH-CHEM INDUSTRIES, INC.
                              H.S. PROTECTIVE FABRICS CORPORATION
                              H.S. DEVELOPMENT, INC.
                              YORK AEROSOL DELIVERY SYSTEM
                              CORPORATION
                              SPRINGS DEVELOPMENT CORPORATION
                              RESEARCH DEVELOPMENT CORPORATION
                              HEALTH-MED CORPORATION
                              CAPCO DELAWARE, INC.
                              ABERDEEN RESEARCH CORPORATION


                              By:  /s/ Marvin M. Speiser
                              Name:    Marvin M. Speiser
                              Title:  President or Chairman of
                                      the Board of each of the
                                      foregoing corporations